Exhibit 10.1

Execution Version

AMENDMENT No. 3

AMENDMENT NO. 3, dated as of July 31, 2024 (this “Agreement”), by and among RXO, Inc., a Delaware corporation (the “Company”), the guarantors party hereto, the lenders party hereto and Goldman Sachs Bank USA, as administrative agent (the “Agent”) for the Lenders party to the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Company, each lender from time to time party thereto (the “Lenders”), the Guarantors from time to time party thereto and the Agent are parties to that certain Credit Agreement dated as of October 18, 2022 (as amended by Incremental Amendment and Lender Joinder Agreement dated as of November 2, 2023, and that certain Amendment No. 2 dated April 11, 2024, the “Existing Credit Agreement”, and the Existing Credit Agreement as amended by this Agreement, the “Credit Agreement”) (capitalized terms not otherwise defined in this Agreement have the same meanings assigned thereto in the Credit Agreement);

WHEREAS Goldman Sachs Bank USA has replaced Citibank, N.A. as Agent pursuant to Successor Agent Appointment and Agency Transfer Agreement, dated as of July 31, 2024, by and among Citibank N.A., the Administrative Agent, the Borrower, the Guarantors and the Lenders party thereto;

WHEREAS, the Company has requested that the Existing Credit Agreement be amended as set forth herein, and the Lenders whose signatures appear below which are all of the Lenders under the Existing Credit Agreement as of the date hereof (the “Consenting Lenders”) are willing to agree to such amendments on the terms and subject to the conditions set forth herein; and

WHEREAS, the Company intends to acquire (the “Coyote Acquisition”), directly or indirectly, all of the issued and outstanding equity interests of Coyote Logistics Midco, Inc., Coyote Logistics UK Limited and Coyote Logistics Nederlands B.V., and certain related assets comprising the Sellers’ (as defined below) technology-driven, asset light based truckload freight brokerage services business, as well as certain assets used to conduct haulage, dedicated transport and warehousing services in the United Kingdom domestic market, pursuant to that certain Purchase Agreement, dated as of June 21, 2024, by and between the Borrower, as buyer, and United Parcel Service of America, Inc., UPS Corporate Finance S.À R.L. and UPS SCS(UK) LTD., as sellers (collectively, the “Sellers”) (including the exhibits, schedules and all related documents thereto, collectively, as modified, amended, supplemented, consented to or waived, the “Coyote Acquisition Agreement”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.        Consents. The Consenting Lenders hereby consent to the Coyote Acquisition. For the avoidance of doubt, Section 6.16 of the Credit Agreement shall not apply to the Coyote Acquisition and the related transactions contemplated by the Coyote Acquisition Agreement.

SECTION 2.        Amendments. In accordance with Section 8.02 of the Existing Credit Agreement, effective as of the Amendment No. 3 Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:

(a)            The following definitions will be added to Section 1.01:

““Bridge Facility” means that certain senior unsecured 364-day bridge loan facility in an amount up to $850,000,000 contemplated by the Amended and Restated Commitment Letter, dated on or about the Amendment No. 3 Effective Date, by and among the Borrower and the financial institutions party thereto, as may be amended, restated, supplemented, or otherwise modified from time to time.”

““Preferred Stock” means any Equity Interest of the Borrower with preferential right of payment of dividends or upon liquidation, dissolution or winding up.”

(b)            Section 6.15 will be replaced by the following paragraph:

“While any loans under, or commitments to fund, the Bridge Facility remain outstanding, the Borrower will not pay any cash dividends on Preferred Stock.”

SECTION 3.        Representations and Warranties. By its execution of this Agreement, the Company hereby represents and warrants to the Lenders and the Administrative Agent that:

(a)            the representations and warranties set forth in Article 5 of the Credit Agreement are true and correct in all material respects, except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects, on the Amendment No. 3 Effective Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall be true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects) as of such earlier date);

(b)            on and as of the Amendment No. 3 Effective Date, no Unmatured Default or Default has occurred and is continuing or would result from the effectiveness of this Agreement;

(c)            the execution and delivery by the Company of this Agreement and the performance of its obligations hereunder and under the Credit Agreement have been duly authorized by proper proceedings, and each of this Agreement and the Credit Agreement constitute legal, valid and binding obligations of the Company enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws relating to or affecting creditors’ rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(d)            neither the execution and delivery by the Company of this Agreement, nor the consummation of the transactions contemplated herein and under the Credit Agreement, nor compliance with the provisions thereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Company, (ii) the Company’s bylaws or certificate of incorporation, or (iii) the provisions of any indenture, instrument or agreement to which it is a party or is subject, or by which it, or its Property, is bound, except in the case of clauses (i) and (iii) where such violation would not reasonably be expected to have a Material Adverse Effect.

SECTION 4.        Conditions of Effectiveness of this Agreement. This Agreement shall become effective on the date (the “Amendment No. 3 Effective Date”) subject to the satisfaction (in a manner satisfactory to the Agent) (or waiver by the Agent and the Required Lenders party hereto) of only the following conditions precedent:

(a)            the Agent (or its counsel) shall have received from (I) each Consenting Lender, (II) the Agent, and (III) the Company, an executed counterpart of this Agreement;

(b)            the Company shall have delivered to the Agent a certificate of an authorized officer of the Company, dated the Amendment No. 3 Effective Date, stating that the representations and warranties of the Company contained in Section 3 of this Agreement are correct;

(c)            the Company shall have delivered to the Agent an incumbency certificate and/or other certificates of an Authorized Officer of each Credit Party, dated the Amendment No. 3 Effective Date, evidencing the identity, authority and capacity of each Authorized Officer thereof authorized to act as an Authorized Officer in connection with this Agreement;

(d)            the Company shall have delivered to the Agent a favorable written opinion (addressed to the Agent and the Lenders and dated the Amendment No. 3 Effective Date) of Paul, Weiss, Rifkind, Wharton & Garrison LLP reasonably acceptable to the Agent;

(e)            at least three (3) days prior to the Amendment No. 3 Effective Date, the Company shall have provided the documentation and other information about the Company that is required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the U.S. Patriot Act and the Beneficial Ownership Regulation, to the extent such information was reasonably requested by the Lenders in writing at least five (5) Business Days prior to the Amendment No. 3 Effective Date;

(f)            the Company shall have paid all fees, costs and expenses due and payable to the Agent, for itself and on behalf of the Lenders, or its counsel on the Amendment No. 3 Effective Date and (in the case of expenses) for which the Company has received an invoice at least three (3) Business Days prior to the Amendment No. 3 Effective Date (provided that such invoice may reflect an estimate and/or only costs processed to date and shall not thereafter preclude a final settling of accounts between the Company and the Agent, including with respect to fees, costs or expenses incurred prior to the Amendment No. 3 Effective Date); and

(g)            the Company shall have paid to each Consenting Lender an amendment fee equal to 0.05% of the aggregate principal amount such Consenting Lender’s Commitment.

SECTION 5.        Reaffirmation. Each Credit Party, as of the Amendment No. 3 Effective Date, hereby (i) acknowledges receipt of a copy of this Agreement and ratifies, approves and consents to this Agreement and the transactions contemplated thereby; (ii) acknowledges and agrees that all of its obligations under the Guarantee and each other existing Loan Document to which it is a party and under any other document or instrument executed and delivered or furnished by such Credit Party in connection with such existing Loan Documents are reaffirmed and remain in full force and effect on a continuous basis (except as expressly amended hereby, by this Agreement or by another written agreement entered into in connection with this Agreement), including, for the avoidance of doubt, after giving effect to this Agreement, and (iii) agrees that the Guaranteed Obligations guaranteed by the Guarantee shall include all Obligations arising pursuant to this Agreement.

SECTION 6.        Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a)            On and after the Amendment No. 3 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

(b)            The Credit Agreement and each of the other Loan Documents, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)            The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

(d)            On and after the Amendment No. 3 Effective Date, this Agreement is subject to the provisions of Section 9.01 of the Credit Agreement and constitutes a Loan Document.

SECTION 7.        Costs and Expenses. The Company agrees to pay promptly on demand all reasonable costs and out-of-pocket expenses of the Agent (in its capacity as such) in connection with the preparation, execution, delivery and administration, modification and amendment of this Agreement (including, without limitation, the reasonable fees and out-of-pocket expenses of a single counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder) in accordance with the terms of Section 9.06 of the Credit Agreement.

SECTION 8.        Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement that is an Electronic Signature and transmitted by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept Electronic Signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the Company without further verification and (b) upon the reasonable request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart.

SECTION 9.        Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 10.      Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement.

SECTION 11.      Incorporation by Reference. The provisions of Sections 9.08 (Severability of Provisions), 15.02 (Consent to Jurisdiction) and 15.03 (Waiver of July Trial) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

RXO, Inc., as the Company

By:	/s/ Jamie Harris
	Name:	Jamie Harris
	Title:	Chief Financial Officer

JACOBSON LOGISTICS COMPANY, L.C.
JACOBSON TRANSPORTATION COMPANY, INC.
RXO AIR TRANSPORT, LLC
RXO FREIGHT FORWARDING, INC.
RXO LAST MILE HOLDING, INC.
RXO LAST MILE, INC.
RXO EXPRESS, LLC
RXO MANAGED TRANSPORT, LLC
RXO NLM, LLC
RXO CAPACITY SOLUTIONS, LLC
RXO CORPORATE SOLUTIONS, LLC,
solely with respect to Section 5

By:	/s/ David Murray
	Name:	David Murray
	Title:	Vice President, Treasurer

[Signature Page to Amendment No. 3]

GOLDMAN SACHS BANK USA, as Administrative Agent and a Lender

By:	/s/ Robert Ehudin
	Name:	Robert Ehudin
	Title:	Authorized Signatory

[Signature Page to Amendment No. 3]

CITIBANK, N.A. as a Lender

By:	/s/ Nazmul H. Marwan
	Name:	Nazmul H. Marwan
	Title:	Senior Vice President

[Signature Page to Amendment No. 3]

BANK OF AMERICA, N.A. as a Lender

By:	/s/ Mukesh Singh
	Name:	Mukesh Singh
	Title:	Managing Director

[Signature Page to Amendment No. 3]

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Charlene Saldanha
	Name:	Charlene Saldanha
	Title:	Vice President

[Signature Page to Amendment No. 3]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brian P. Fox
	Name:	Brian P. Fox
	Title:	Senior Vice President

[Signature Page to Amendment No. 3]

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

[Signature Page to Amendment No. 3]

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Kevin McCarthy
	Name:	Kevin McCarthy
	Title:	Director

[Signature Page to Amendment No. 3]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Michael J. Stein
	Name:	Michael J. Stein
	Title:	Executive Director

[Signature Page to Amendment No. 3]

REGIONS BANK,
as a Lender

By:	/s/ Holli Balzer
	Name:	Holli Balzer
	Title:	Director

[Signature Page to Amendment No. 3]

TRUIST BANK,
as a Lender

By:	/s/ Chris Hursey
	Name:	Chris Hursey
	Title:	Director

[Signature Page to Amendment No. 3]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Eric M. Herm
	Name:	Eric M. Herm
	Title:	Vice President

[Signature Page to Amendment No. 3]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Ryan P. Viaclovsky
	Name:	Ryan P. Viaclovsky
	Title:	Authorized Officer

[Signature Page to Amendment No. 3]